Exhibit 10(c)

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of February 23, 2018 (this “Amendment”), is entered into among WD-40 COMPANY, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (together with the Borrower, each a “Loan Party” and collectively the “Loan Parties”)  and BANK OF AMERICA, N.A. (the “Lender”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (defined below).

RECITALS

A.The Loan Parties and the Lender entered into that certain Credit Agreement dated as of June 17, 2011 (as amended and modified from time to time, the “Credit Agreement”).

B.The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.Amendments.

(a)Section 8.03(i) of the Credit Agreement is hereby amended to read as follows:

(i)Indebtedness arising under the Note Purchase Agreement (including any amendments thereto) in an aggregate principal amount not to exceed $35,000,000.

(b)The “.” at the end of Section 8.15(b) of the Credit Agreement is hereby deleted and replaced with “; and” and a new Section 8.15(c)  is hereby added to the Credit Agreement to read as follows:

(c)up to $15,000,000 of expenditures for the purchase and improvement of a building in the United Kingdom will not be applied to reduce the annual amount of permitted Consolidated Capital Expenditures pursuant to this Section 8.15 so long as such expenditures are made during fiscal year 2018 and/or fiscal year 2019.

2.Effectiveness; Conditions Precedent.  This Amendment shall be effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)The Lender shall have received (i) a copy of this Amendment duly executed by the Loan Parties and (b) a copy of an executed amendment to the Note Purchase Agreement in form and substance reasonably satisfactory to the Lender.

(b)The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Lender in connection with this Amendment (directly to such counsel if requested by the Lender).

3.Ratification of Loan Documents.  Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents.  This Amendment is a Loan Document.

4.Authority/Enforceability.  Each Loan Party represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, or, if such consent is required, it has been obtained.

(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

5.Representations and Warranties of the Loan Parties.  Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties of the Loan Party set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof,  except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

6.Counterparts/Telecopy-pdf.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy or pdf shall be effective as an original.

7.Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the state of California.

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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	WD-40 COMPANY,
a Delaware Corporation

	By:	/s/ JAY W. REMBOLT
	Name:	Jay W. Rembolt
	Title:	Treasurer and Chief Financial Officer

GUARANTORS:	WD-40 MANUFACTURING COMPANY,
a California corporation

	By:	/s/ JAY W. REMBOLT
	Name:	Jay W. Rembolt
	Title:	Treasurer and Chief Financial Officer

HPD LABORATORIES INC.,
a Delaware corporation

	By:	/s/ JAY W. REMBOLT
	Name:	Jay W. Rembolt
	Title:	Treasurer and Chief Financial Officer

HEARTLAND CORPORATION,
a Kansas corporation

	By:	/s/ JAY W. REMBOLT
	Name:	Jay W. Rembolt
	Title:	Treasurer and Chief Financial Officer

LENDER:	BANK OF AMERICA, N.A.,
as a Lender,

	By:	/s/ CHRISTOPHER D. PANNACCIULLI
	Name:	Christopher D. Pannacciulli
	Title:	Senior Vice President

WD-40 COMPANY

SIXTH AMENDMENT TO

CREDIT AGREEMENT